UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2024

Advantage Solutions Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38990	83-4629508
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8001 Forsyth Blvd, Suite 1025
Clayton, Missouri		63105
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (314) 655-9333

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

15310 Barranca Parkway, Suite 100

Irvine, CA 92618

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	ADV	NASDAQ Global Select Market
Warrants exercisable for one share of Class A common stock at an exercise price of $11.50 per share	ADVWW	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 - Entry into a Material Definitive Agreement

Third Amendment to First Lien Credit Agreement

On April 17, 2024 (the “Third Amendment Effective Date”), Advantage Sales & Marketing Inc. (the “Borrower”), an indirect wholly-owned subsidiary of Advantage Solutions Inc. (the “Company”), together with Karman Intermediate Corp., a Delaware corporation (“Holdings”) and certain of the Borrower’s subsidiaries, entered into Amendment No. 3 to the First Lien Credit Agreement (the “Third Amendment”), which amends the First Lien Credit Agreement, dated as of October 28, 2020 (as amended, restated, modified and supplemented from time to time, the “First Lien Credit Agreement”), by and among the Borrower, Holdings, each lender from time to time party thereto, Bank of America, N.A. (“Bank of America”), as administrative agent (in such capacity, including any successor thereto, the “Administrative Agent”), and the other parties thereto.

The Third Amendment was entered into by the Borrower to amend certain terms and provisions, including:

(i)
reducing the applicable interest rate margin on the term loan (a) for Term SOFR Loans (as defined in the amended First Lien Credit Agreement), from 4.50% to 4.25% or (b) for Base Rate Loans (as defined in the amended First Lien Credit Agreement), from 3.50% to 3.25%; and
(ii)
resetting the period for six months following the Third Amendment Effective Date in which a 1.00% prepayment premium shall apply to any prepayment of the term loans in connection with a Repricing Event (as defined in the amended First Lien Credit Agreement).

The foregoing description of the Third Amendment is only a summary, does not purport to be complete, and is qualified in its entirety by reference to the full text of the Third Amendment, which is filed as Exhibit 10.1 hereto, and the First Lien Credit Agreement, which was filed as an exhibit to the Company’s Current Report on Form 8-K, previously filed with the Securities and Exchange Commission on November 3, 2020, and Amendment No. 1, which was filed as exhibit to the Company’s Current Report on Form 8-K on October 29, 2021, and Amendment No. 2, which was filed as an exhibit to the Company Quarterly Report on Form 10-Q on August 4, 2023.

Item 2.03 - Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The discussion in Item 1.01 with respect to the Third First Lien Amendment is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1

Amendment No. 3 to First Lien Credit Agreement, dated as of April 17, 2024, by and among the Borrower, Holdings, the other guarantors parties thereto, each lender party thereto, and Bank of America, as administrative agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ADVANTAGE SOLUTIONS INC.

Date:	April 17, 2024	By:	/s/ Christopher Growe
Christopher Growe Chief Financial Officer